THE
                                    OLSTEIN
                                     FUNDS


                                      THE
                                    OLSTEIN
                                   FINANCIAL
                                     ALERT
                                      FUND

                               SEMI-ANNUAL REPORT
                               February 28, 1999

THE OLSTEIN FINANCIAL ALERT FUND

President's Message                                                  April 1999

                    HOW CAN VALUE BE VALUE IF IT IS VALUED?
                    ---------------------------------------

Dear Shareholders:

Recently, newspapers and periodicals have questioned whether or not it is time to abandon the investment discipline of "value." The articles question whether investors still care about value, and make statements such as "growth is more valuable than value" and "value mutual funds are out of style." These statements are not only contradictory, but show a complete misunderstanding of the definition of value. By definition, value stocks are always out of favor. To understand how value stocks are created, let's examine how the dynamics of the current marketplace can create value for the Fund's portfolio.

Many mutual funds that invest in large capitalization, growth, and Internet-related stocks are currently receiving a lot of press coverage extolling their meteoric returns. Yet, there is little coverage of the risks taken in order to achieve such high returns. There is also very little press coverage as to what happened to the followers of previous manias that have since proven to be only short-term fads. Human nature tends to be attracted to what is currently working, trendy and getting the media coverage. Returns on stocks currently in the investment spotlight are driven higher and higher by additional investors seeking their fortune, with little regard for the underlying fundamentals or for the risks taken. As always, when conclusions are reached that a particular investment discipline is the only way to go (e.g., indexing, large capitalization growth stocks and Internet companies), the mass acceptance of that conclusion leads to classic cases of overvaluation that can eventually result in serious corrections and investor disenchantment.

ROAD RAGE INVESTING

Throughout my 30 years on Wall Street, I have seen many short-term investment fads come and go. In the early 1970's they said, "you can't lose with the pollution stocks." In the mid 1970's, many investors believed that the large capitalization stocks were finished. The 1980's saw a craze in oil and gambling stocks. The biotech stocks were hot in the early 1990's. During each of these periods, these shortsighted conclusions were correct. Many investors try to chase the latest fads in pursuit of short-term investment returns. As the mass of investors pour money into the stocks currently creating instantaneous gratification, money is withdrawn from those stocks currently in the investment doghouse. As such, some of these stocks can be incorrectly priced due to either short-term problems or mistaken perceptions. The aforementioned switching process creates potential value stocks. Similar to road rage in rush hour traffic, the vehicle that constantly switches to the lane currently moving rarely gets to its destination any faster than the other vehicles, yet increases the risk of an accident. Only after an accident occurs does one wonder if arriving a few minutes earlier was worth the accident. Investment rage (switching to the latest fad) may produce the same results as road rage, an exercise in futility, at the possible expense of great risk.

To repeat, anyone who writes that value is out of favor does not understand how value is created. Stocks are priced in the short run by investor perceptions. When these perceptions are wrong, stocks can become overvalued or undervalued. However, for long periods of time, there can be a disassociation between perception and reality, both on the upside and downside. The Olstein Financial Alert Fund seeks to take advantage of deviations between investor perceptions (as represented by the current stock price) and reality (the current discounted value of a company's excess cash flow over future periods).

VALUING A COMPANY

We value a company on its ability to produce excess cash above that which is required to run the business. A stock can be priced for just so long based on the number of eyes watching, hits on a website, number of subscribers, market share or multiples of revenue. All of these factors are important to future cash flow production, but eventually the final arbiter is the actual cash produced, not what was expected. One cannot spend earnings before expenses. Market share must be convertible into cash flow. At some future date, you must produce cash to repay debt and reward investors, or the stock price will not hold up. The only caveat to this theory is when management and Wall Street bankers, through convincing sales techniques, are able to sell investors on the concept that tomorrow is always around the corner. Investors expecting large future returns on unrealistic perceptions and expectations end up financing continuing cash deficits that never end. Eventually reality sets in, with potentially devastating effects on the last investors holding the bag.

Momentum investors and short-term investors play positive perceptions, regardless of whether or not these perceptions are in accord with economic reality. On the contrary, value investors seek to take advantage of the prices created by investors' unwarranted short-term pessimism. The current investment rage is the Internet and large capitalization growth stocks, which are expected to grow forever. I believe the Internet and related technologies are a real, new, powerful paradigm, producing a major economic revolution. However, some of the perceptions and valuations of the companies associated with the Internet and related companies are not in accord with their ability to produce earnings. We believe investors, in most cases, are confusing the expansion of an industry with profitable growth. Internet commerce currently represents a minute portion of the domestic economy, yet the valuations being placed on companies even remotely associated with Internet commerce are at unprecedented levels.

Even so-called "value funds," in order to become a top relative performance fund, are stretching the definition of value. Justifying America Online (AOL) as a value play is a stretch of one's imagination, yet several "value funds" owned AOL in 1998 and continue to own it in 1999. Although AOL is a leading Internet company, it is difficult to imagine it as a value play with a current price/earnings ratio in excess of 400 times earnings and potential competition on the horizon (cable television Internet access, etc). AOL currently has a market capitalization larger than IBM. Remember, a good company does not necessarily make a good investment.

In a March 25, 1999 Wall Street Journal article entitled "Reality Check," Bill
                    -------------------
Gates, the Chairman of Microsoft, said the following about Internet stocks:

  1. Barriers to entering the Internet business are so low that new competitors will constantly emerge to drive down prices and profits.

  2.  Internet stocks in the aggregate are overvalued.

  3. While companies such as Amazon.com are performing a great service to the world by enabling users to gain access to goods and services more quickly and cheaply than ever before, he doubts that very many of them will prove sufficiently profitable in the long run to justify their current lofty valuations.

PERFORMANCE OVER THREE TO FIVE YEAR PERIODS

Although the press finds it convenient to categorize mutual funds, we do not consider the Olstein Financial Alert Fund to be a mid-cap fund, a growth fund, nor a conventional value fund. We measure our performance over 3 to 5 year periods and regard short-term performance measurements as random. Our philosophy is best described as an opportunistic, or eclectic value fund.

   o We study financial statements and rarely talk to management (who has an interest in putting their best foot forward).

   o We value companies based on our estimate of future cash flow, and seek to take advantage of a deviation between perception (as represented by the current stock price) and reality (discounted future cash flow).

   o We purchase companies, regardless of their size, whose discounted excess cash flow, in our opinion, is not being properly valued.

   o Cash flow is the common denominator, not the size of the company or what business or industry the company operates in. Only categories that say something about price and value are important to making investment decisions, and there is no average or group measure to determine whether a stock is worth its price.

   o We do not believe in measuring value relative to another stock or an overall market index, which itself may be overvalued. Our definition of value does not discriminate according to industry, market capitalization, sector; or whether a company is classified as growth or cyclical. Estimates of future excess cash flow and other fundamental factors determine value. A company's growth characteristics are a component of our valuation.

   o We believe there is no clear demarcation between growth and value. A company's ability or inability to grow is an integral part of our valuation formula.

Analyzing companies to determine value involves many hours of hard work. We perform an inferential investigative analysis of financial statements in order to determine value. We assess downside risk before considering upside potential and view companies with unrealistic accounting and financial risk (negative cash flow) as unworthy candidates for the Fund's portfolio. In the majority of cases, value is created by stocks whose fundamentals are out of step with current investment philosophy or the company is experiencing what we believe are temporary problems. It usually takes time for investment perceptions to change. Thus, patience may be required in order to realize the benefits of our investment strategy.

WHERE ARE WE FINDING VALUE?

We currently see value in some of the oil service stocks. We believe that the drop in the price of oil over the past year has been overdone, creating opportunities in oil service stocks that have declined precipitously during this time period. Approximately 8% of the Fund's portfolio is invested in a diversified group of oil service stocks with strong balance sheets. Santa Fe International (an offshore driller), Tidewater (boats servicing oil rigs) and UTI Energy (domestic on-shore gas rigs) are three companies that we believe are selling below the salvage value of their boats and rigs, have little or no debt, and have positive cash flow (despite the current negative conditions in the oil industry). The economic fundamentals are in place (e.g., cutting production, scaling back capital expenditures and the potential turnaround in Asia) to create a more favorable environment for the price of oil, and hopefully the Fund's oil service portfolio.

We have previously written to you about the graying of the baby boomers, which should produce favorable demographics for producers of modular and motor homes. Thor Industries, Coachmen Industries and Winnebago represent approximately 3% of the Fund's holdings. All of these companies have no debt, positive cash flow and sell at low multiples of earnings.

We do believe in the future of the Internet. We are investing in the future of the Internet by purchasing companies providing the hardware and technology to allow the Internet to expand, or companies that provide unique entertainment and content to the Internet community. We believe that Intel, Texas Instruments, Adobe Systems, Reader's Digest and Penton Media each generate positive cash flow, have strong balance sheets and are less volatile than many of the momentum driven Internet stocks.

The Fund has also found value in some of the more mundane (by today's standards) sectors such as lumber, paper and cement companies. The Fund currently has positions in companies such as Champion International, Boise Cascade and Louisiana Pacific. Our investment in Southdown (a cement producer) is a play on the repair and upgrading of the U.S. infrastructure. Each of these companies generate excess cash flow and have conservative balance sheets.

Finally, the Fund's investment in Oxford Health Plans is an example of how a company that we believed was previously overvalued became a value play when investor perception turned negative. We were negative on Oxford when its stock was trading at over $70 per share two years ago. But now, we believe that the restructuring and refinancing action taken by new management has created an opportunity for the Fund to purchase a stock that was trading at a substantial discount to our calculation of its private market value. We looked behind the numbers of the refinanced and restructured health care provider and found what we believe could be an outstanding turnaround candidate.

VALUE IS NEVER OUT OF STYLE

Sooner or later all investors confront questions about their strategies. No system makes money in all market environments. It is important to look at long-term performance and not react to short-term fluctuations of other investors temporarily outperforming you. Performance is important, but so is the risk taken to achieve the performance. We are finding value in some of the stocks currently out of the investment mainstream, which has resulted in the Fund's cash position declining from a peak of approximately 25% in January to our current level of approximately 12%.

In conclusion, value is never out of style. We find the statement, "Value is out" to be amusing and misinformed. We are going to wait out those investors chasing overvalued growth stocks and gambling on "dot coms." It is critical that one assesses risk before chasing the highest short-term returns. To buy at the prices we are willing to pay, we have to go where the crowd isn't, be patient and wait for our values to be realized. We believe that this discipline is the key to achieving our objective of long term capital appreciation.

We "value" our shareholders and look forward to your comments.

Sincerely,

/s/Robert A. Olstein

Robert A. Olstein
President

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT*<F1>

This table displays, on a quarterly basis, the Fund's net asset value per share, distributions, and the value of $10,000 invested in the Fund at the time of its inception. (Assumes all dividends were reinvested and no shares were redeemed.)

                                          VALUE OF SHARES                                                      VALUE OF SHARES
              NET ASSET                      OWNED, IF                             NET ASSET                      OWNED, IF
              VALUE PER                  INITIAL INVESTMENT                        VALUE PER                  INITIAL INVESTMENT
    DATE        SHARE      DIVIDENDS        WAS $10,000                  DATE        SHARE        DIVIDENDS      WAS $10,000
    ----       --------    ---------     ------------------             -----       --------      ---------- -------------------
   9/21/95      $10.00                       $10,000                    6/30/97      $13.40                        $14,602
   9/30/95       10.01                        10,010                    9/30/97       15.83                         17,250
  12/31/95       10.25        $0.011          10,261                   12/31/97       12.81           $2.900        17,205
   3/31/96       10.87                        10,882                    3/31/98       14.78                         19,851
   6/30/96       11.45                        11,462                    6/30/98       13.75                         18,468
   9/30/96       11.70                        11,713                    9/30/98       11.54                         15,499
  12/31/96       11.71         1.032          12,760                   12/31/98       14.05            0.648        19,788
   3/31/97       12.23                        13,327                    3/31/99       14.71                         20,717


 *<F1> PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The above chart assumes no redemptions. Redemptions may be subject to a Contingent Deferred Sales Charge (CDSC) if made within two years of the investment of such funds. The Fund's average annual return for the one year period and since inception through March 31, 1999, assuming the deduction of the Fund's maximum CDSC for redemptions at the end of the one year period (2.50%), was 1.86% and 22.93% respectively. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost. This letter must be preceded or accompanied by a current prospectus. Please review the prospectus prior to investing in the Fund.

THE  OLSTEIN FINANCIAL ALERT FUND

Schedule of Investments                            February 28, 1999 (Unaudited)

                                                                     Value
                                                     Shares         (Note 2)
                                                     ------         --------
COMMON STOCKS - 77.9%
   AIR TRANSPORTATION - 2.5%
    AMR Corporation  *<F2> (1)<F3>                   96,500        $ 5,349,719
    Delta Air Lines, Inc.                            23,500          1,429,094
                                                                  ------------
                                                                     6,778,813
                                                                  ------------
   AUTOS & TRUCKS - 1.6%
    General Motors Corporation                       18,000          1,486,125
    Thor Industries, Inc.                           115,300          2,853,675
                                                                  ------------
                                                                     4,339,800
                                                                  ------------
   BIOTECHNOLOGY - 0.3%
    Human Genome Sciences, Inc. *<F2>                22,000            657,250
    Invitrogen Corporation *<F2>                     18,300            281,363
                                                                  ------------
                                                                       938,613
                                                                  ------------
   BUILDING & HOUSING - 2.8%
    Drew Industries Incorporated *<F2>               58,600            706,862
    Simpson Manufacturing Co., Inc. *<F2>            61,100          2,165,231
    Skyline Corporation                              35,400          1,035,450
    Southdown, Inc.                                  79,500          3,751,406
                                                                  ------------
                                                                     7,658,949
                                                                  ------------
   BUSINESS MACHINES & SOFTWARE - 1.2%
    Adobe Systems Incorporated                       73,500          2,958,375
    Vignette Corporation *<F2>                        5,000            271,250
                                                                  ------------
                                                                     3,229,625
                                                                  ------------
   BUSINESS SERVICES - 1.0%
    Kelly Services, Inc. - Class A                  105,000          2,677,500
                                                                  ------------
   CHEMICALS & ALLIED PRODUCTS - 0.2%
    Brunswick Technologies, Inc. *<F2>               77,400            464,400
                                                                  ------------
   COMMUNICATIONS & MEDIA - 3.2%
    Penton Media, Inc.                              144,000          2,691,000
    Tele-Communications, Inc. - Class A *<F2>        60,000          3,768,750
    Univision Communications Inc. -  Class A *<F2>   12,000            489,000
    USA Networks, Inc. *<F2>                         43,500          1,729,125
                                                                  ------------
                                                                     8,677,875
                                                                  ------------
   COMPUTERS - 4.5%
    Compaq Computer Corporation                      90,000          3,172,500
    Quantum Corporation *<F2>(1)<F3>                205,000          3,369,688
    RadiSys Corporation *<F2>                       117,700          3,016,063
    Seagate Technology, Inc. *<F2>(1)<F3>            94,500          2,734,594
                                                                  ------------
                                                                    12,292,845
                                                                  ------------
   CONSUMER DURABLES - 0.3%
    Eastman Kodak Company                            11,500            761,156
                                                                  ------------
   CONSUMER PRODUCTS - 0.7%
    Russ Berrie and Company, Inc.                    73,200          1,811,700
                                                                  ------------
   DRUGS - 0.2%
    Sepracor Inc. *<F2>                               5,000            623,750
                                                                  ------------
   ELECTRICAL EQUIPMENT - 2.2%
    Pittway Corporation - Class A                   139,900          3,471,269
    Veeco Instruments Inc. *<F2>                     67,600          2,585,700
                                                                  ------------
                                                                     6,056,969
                                                                  ------------
   ELECTRONICS - 7.2%
    Amphenol Corporation - Class A *<F2>             78,300          2,804,119
    Dupont Photomasks, Inc. *<F2>                    60,800          2,386,400
    Harman International Industries,
      Incorporated                                   82,200          3,144,150
    Optek Technology, Inc. *<F2>                    216,000          3,456,000
    SCI Systems, Inc. *<F2>                          75,000          2,320,313
    Texas Instruments Incorporated                   22,500          2,006,719
    Varian Associates, Inc.                         105,000          3,360,000
                                                                  ------------
                                                                    19,477,701
                                                                  ------------
   ENTERTAINMENT & LEISURE - 0.3%
    Park Place Entertainment Corporation *<F2>       96,900            726,750
                                                                  ------------
   FINANCIAL SERVICES - 1.8%
    Hambrecht & Quist Group *<F2>                    36,300            966,487
    The John Nuveen Company - Class A                39,100          1,544,450
    Merrill Lynch & Co., Inc.                        19,000          1,458,250
    Paine Webber Group Inc.                          27,700          1,035,287
                                                                  ------------
                                                                     5,004,474
                                                                  ------------
   FOOD, BEVERAGES & TOBACCO - 1.0%
    Philip Morris Companies Inc. (1)<F3>             61,000          2,386,625
    J.M. Smucker Company - Class B                   11,800            240,425
                                                                  ------------
                                                                     2,627,050
                                                                  ------------
   FURNITURE & FIXTURES - 2.7%
    CompX International, Inc. *<F2>                 173,500          3,014,562
    Ethan Allen Interiors Inc.                       78,300          3,523,500
    Herman Miller, Inc.                              50,000            850,000
                                                                  ------------
                                                                     7,388,062
                                                                  ------------
   HEALTHCARE SERVICES & SUPPLIES - 3.7%
    CONMED Corporation *<F2>                         42,500          1,312,187
    Hillenbrand Industries, Inc.                     45,000          1,884,375
    Oxford Health Plans, Inc. *<F2>(1)<F3>          325,000          6,154,687
    Rochester Medical Corporation *<F2>              70,000            704,375
                                                                  ------------
                                                                    10,055,624
                                                                  ------------
   INSURANCE - 1.7%
    The Chubb Corporation                            25,000          1,493,750
    LandAmerica Financial Group, Inc.                87,100          3,130,156
                                                                  ------------
                                                                     4,623,906
                                                                  ------------
   MACHINERY - INDUSTRIAL - 3.5%
    Ampco-Pittsburgh Corporation                    119,500          1,120,312
    CLARCOR Inc.                                     49,000            894,250
    Kaydon Corporation                               90,000          2,745,000
    Precision Castparts Corp.                        73,500          2,728,688
    Varlen Corporation                               95,700          2,009,700
                                                                  ------------
                                                                     9,497,950
                                                                  ------------
   METALS & MINERALS - 3.6%
    AK Steel Holding Corporation                    190,000          4,144,375
    Cleveland-Cliffs Inc.                            50,500          1,871,656
    Lawson Products, Inc.                            71,500          1,505,969
    LTV Corporation                                 242,000          1,331,000
    NS Group, Inc. *<F2>                            264,900          1,043,044
                                                                  ------------
                                                                     9,896,044
                                                                  ------------
   OIL & GAS SERVICES - 7.6%
    Halliburton Company                              70,000          1,977,500
    Rowan Companies, Inc. *<F2>                     362,500          3,126,563
    Santa Fe International Corporation              405,000          5,416,875
    Smith International, Inc. *<F2>                  86,500          2,103,031
    Tesoro Petroleum Corporation *<F2>              183,000          1,464,000
    Tidewater Inc.                                  173,500          3,263,969
    UTI Energy Corp. *<F2>                          362,300          2,105,869
    Weatherford International, Inc. *<F2>            76,000          1,292,000
                                                                  ------------
                                                                    20,749,807
                                                                  ------------
   PAPER & FOREST PRODUCTS - 2.9%
    Boise Cascade Corporation (1)<F3>               139,500          4,333,219
    Champion International Corporation               96,000          3,552,000
                                                                  ------------
                                                                     7,885,219
                                                                  ------------
   PRINTING & PUBLISHING - 3.9%
    Playboy Enterprises, Inc. - Class A *<F2>        31,000            734,313
    Playboy Enterprises, Inc. - Class B *<F2>        91,800          2,455,650
    The Reader's Digest Association, Inc. -
      Class B (1)<F3>                               227,600          7,354,325
                                                                  ------------
                                                                    10,544,288
                                                                  ------------
   RAILROADS - 0.9%
    Florida East Coast Industries, Inc.              47,200          1,280,300
    The St. Joe Company                              53,000          1,142,813
                                                                  ------------
                                                                     2,423,113
                                                                  ------------
   RETAIL - 3.7%
    Ames Department Stores, Inc. *<F2>               60,000          1,800,000
    BJ's Wholesale Club, Inc. *<F2>                  60,000          2,613,750
    Ross Stores, Inc.                                55,000          2,516,250
    Sbarro, Inc.                                    119,500          3,017,375
                                                                  ------------
                                                                     9,947,375
                                                                  ------------
    SAVINGS & LOANS - 0.0%
    Brookline Bancorp, Inc.                           6,400             74,400
                                                                  ------------
    SEMICONDUCTORS - 0.8%
    Intel Corporation                                17,000          2,038,937
                                                                  ------------
    TELECOMMUNICATIONS EQUIPMENT - 2.9%
    AFC Cable Systems, Inc. *<F2>                    15,800            523,375
    Dialogic Corporation *<F2>                      154,300          4,272,181
    General Cable Corporation                       163,900          3,083,369
                                                                  ------------
                                                                     7,878,925
                                                                  ------------
    TEXTILES & APPAREL - 6.3%
    Jones Apparel Group, Inc. *<F2>                  89,000          2,486,437
    Liz Claiborne, Inc.                              20,300            683,856
    Nike, Inc. - Class B                             32,000          1,716,000
    Nine West Group Inc. *<F2>                       55,000          1,234,062
    Reebok International Ltd. *<F2>                 288,000          4,644,000
    R.G. Barry Corporation                          134,800          1,196,350
    The Timberland Company - Class A *<F2>           45,000          2,716,875
    The Wet Seal, Inc. - Class A *<F2>               59,900          2,324,869
                                                                  ------------
                                                                    17,002,449
                                                                  ------------
   TRANSPORTATION EQUIPMENT - 1.5%
    Coachmen Industries, Inc.                       104,300          2,112,075
    Fleetwood Enterprises, Inc.                      60,000          1,946,250
                                                                  ------------
                                                                     4,058,325
                                                                  ------------
   TRAVEL & RECREATION - 0.9%
    Winnebago Industries, Inc.                      173,300          2,382,875
                                                                  ------------
    US ROYALTY TRUSTS - 0.3%
    Texas Pacific Land Trust                         17,800            887,775
                                                                  ------------
          TOTAL COMMON STOCK (COST $201,366,650)                   211,483,044
                                                                  ------------

                                                 Principal
                                                  Amount
                                                  ------

SHORT-TERM INVESTMENTS - 22.6%
   MUTUAL FUNDS - 0.4%
    Firstar Institutional Money Market Fund         983,832            983,832
                                                                  ------------
   U.S. GOVERNMENT AGENCY OBLIGATIONS - 22.2%
    Federal Home Loan Bank:
      4.58%, 3/05/1999                         $  5,400,000          5,397,252
      4.62%, 3/22/1999 (1)<F3>                    2,000,000          1,994,610
    Federal Farm Credit Bank:
      4.68%,  3/01/1999                            5,000,000          5,000,000
      4.57%, 3/03/1999                            7,900,000          7,897,994
      4.57%, 3/08/1999                           18,500,000         18,483,561
    Federal Home Loan
    Mortgage Corporation
      4.58%, 3/04/1999                           16,100,000         16,093,855
    Tennessee Valley Authority
      4.55%, 3/02/1999                             5,500,000          5,499,305
                                                                  ------------
          TOTAL U.S. GOVERNMENT
            AGENCY OBLIGATIONS                                      60,366,577
                                                                  ------------
          TOTAL SHORT- TERM INVESTMENTS
            (Cost $61,350,409)                                      61,350,409
                                                                  ------------
TOTAL INVESTMENTS - 100.5% (COST $262,717,059)                     272,833,453
                                                                  ------------
SECURITIES SOLD SHORT - (3.9)% (PROCEEDS $10,839,963)              (10,545,053)
OTHER ASSETS, LESS LIABILITIES - 3.4%                                9,172,322
                                                                  ------------
NET ASSETS - 100.0%                                               $271,460,722
                                                                  ------------
                                                                  ------------

*<F2>   Non-income producing security.
(1)<F3> All or a portion of the securities have been committed as collateral for open short positions.


                                                                     Value
                                                     Shares         (Note 2)
                                                     ------         --------
SECURITIES SOLD SHORT
   COMMUNICATIONS & BROADCASTING
    AT&T Corp.                                       46,600       $  3,827,025
                                                                  ------------
   MANUFACTURING
    Micron Electronics, Inc.                         17,000            244,375
    Recoton Corporation                              37,000            518,000
    Sunbeam Corporation                              22,000            127,875
    Zoltek Companies, Inc.                           12,500            107,422
                                                                  ------------
        TOTAL MANUFACTURING                                            997,672
                                                                  ------------
   SERVICES
    Acxiom Corporation                               24,000            574,500
    Alternative Living Services, Inc.                15,000            307,500
    Analytical Surveys, Inc.                         13,000            338,000
    Bally Total Fitness Holding Corporation          20,000            450,000
    Cerner Corporation                               27,000            381,375
    Computer Associates International, Inc.           7,500            315,000
    Covance Inc.                                     26,000            716,625
    Engineering Animation, Inc.                       3,700            167,425
    Enhance Financial Services Group Inc.            23,000            544,812
    Kendle International Inc.                        25,000            603,125
    Ocwen Financial Corporation                      30,000            240,000
    Sapient Corporation                               9,500            635,313
    Tetra Tech, Inc.                                 10,000            190,625
                                                                  ------------
          TOTAL SERVICES                                             5,464,300
                                                                  ------------
   WHOLESALE & RETAIL TRADE
    Boston Chicken, Inc.                             39,000             25,740
    Einstein/Noah Bagel Corp.                       160,220            230,316
                                                                  ------------
          TOTAL WHOLESALE & RETAIL TRADE                               256,056
                                                                  ------------
        TOTAL SECURITIES SOLD SHORT
            (PROCEEDS $10,839,963)                                $ 10,545,053
                                                                  ------------
                                                                  ------------

    The accompanying notes are an integral part of the financial statements.

THE  OLSTEIN FINANCIAL ALERT FUND

Statement of Assets and Liabilities                February 28, 1999 (Unaudited)

ASSETS:
  Investments, at value (cost $262,717,059)                        $272,833,453
  Cash                                                                  132,163
  Receivable from broker for proceeds on securities sold short       10,774,378
  Receivable for investments sold                                     6,085,833
  Capital shares sold                                                    85,406
  Dividends and interest receivable                                     156,732
  Other receivables                                                       3,052
  Organization costs, net of accumulated amortization                    31,201
  Other assets                                                           86,373
                                                                   ------------
         Total Assets                                               290,188,591
                                                                   ------------
LIABILITIES:
  Securities sold short, at value (proceeds of $10,839,963)          10,545,053
  Payable for securities purchased                                    7,282,060
  Capital shares redeemed                                               130,496
  12b-1 fee payable                                                     451,712
  Payable to Adviser                                                    212,257
  Accrued expenses and other liabilities                                106,291
                                                                   ------------
         Total Liabilities                                           18,727,869
                                                                   ------------
NET ASSETS                                                         $271,460,722
                                                                   ------------
                                                                   ------------
NET ASSETS CONSIST OF:
  Capital stock                                                    $224,819,665
  Accumulated undistributed net realized gain on investments
    sold and securities sold short                                   36,229,753
  Net unrealized appreciation on:
    Investments                                                      10,116,394
    Short positions                                                     294,910
                                                                   ------------
         Total Net Assets                                          $271,460,722
                                                                   ------------
                                                                   ------------
Shares outstanding (250,000,000 shares of
  $.001 par value authorized)                                        19,333,227
Net Asset Value and Offering Price Per Share                             $14.04
                                                                          -----
                                                                          -----

    The accompanying notes are an integral part of the financial statements.

THE OLSTEIN FINANCIAL ALERT FUND
Statement of Operations

                                                                    For the
                                                                Six Months Ended
                                                               February 28, 1999
                                                               -----------------
                                                                    (Unaudited)
INVESTMENT INCOME:
  Interest income                                                   $ 1,592,259
  Dividend Income                                                       751,181
                                                                   ------------
         Total investment income                                      2,343,440
                                                                   ------------
EXPENSES:
  Investment advisory fee                                             1,247,737
  Distribution expense                                                1,247,549
  Interest expense                                                      261,923
  Administration fee                                                     58,403
  Shareholder servicing and accounting costs                             50,308
  Custody fees                                                           17,978
  Federal and state registration                                         14,415
  Professional fees                                                      19,597
  Reports to shareholders                                                 5,185
  Trustees' fees and expenses                                             9,860
  Amortization of organization costs                                     12,617
  Other                                                                  14,448
                                                                   ------------
         Total expenses before dividends on short positions           2,960,020
         Dividends on short positions                                    17,079
                                                                   ------------
         Total expenses                                               2,977,099
                                                                   ------------
         Net investment loss                                           (633,659)
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain on:
      Long transactions                                              26,612,346
      Short transactions                                              1,301,952
      Equity contracts                                                9,212,494
  Change in unrealized appreciation (depreciation) on:
      Investments                                                    38,335,213
      Short positions                                                (3,183,306)
                                                                   ------------
  Net realized and unrealized gain on investments                    72,278,699
                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ 71,645,040
                                                                   ------------
                                                                   ------------

    The accompanying notes are an integral part of the financial statements.

THE OLSTEIN FINANCIAL ALERT FUND

Statements of Changes in Net Assets
                                            For the              For the
                                        Six Months Ended        Year Ended
                                       February 28, 1999     August 31, 1998
                                       -----------------     ---------------
                                          (Unaudited)
OPERATIONS:
   Net investment loss                    $   (633,659)        $   (932,976)
   Net realized gain:
       Long transactions                    26,612,346           24,306,352
       Short transactions                    1,301,952              719,783
       Equity contracts                      9,212,494                   --
   Change in unrealized appreciation
     (depreciation) on:
       Investments                          38,335,213          (56,652,794)
       Short positions                      (3,183,306)           4,528,897
                                          ------------         ------------
   Net increase (decrease) in net
     assets resulting from operations       71,645,040          (28,030,738)
                                          ------------         ------------

DISTRIBUTION TO SHAREHOLDERS FROM
  NET REALIZED GAINS                       (12,016,817)         (35,837,667)
                                          ------------         ------------

NET INCREASE IN NET ASSETS FROM FUND
  SHARE TRANSACTIONS (NOTE 6)                7,509,522           92,589,749
                                          ------------         ------------

TOTAL INCREASE IN NET ASSETS                67,137,745           28,721,344

NET ASSETS:
   Beginning of period                     204,322,977          175,601,633
                                           -----------         ------------
   End of period                          $271,460,722         $204,322,977
                                          ------------         ------------
                                          ------------         ------------

    The accompanying notes are an integral part of the financial statements.

THE OLSTEIN FINANCIAL ALERT FUND

Financial Highlights

The following table includes selected data for a share outstanding for the Fund throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.


                                                                                                              For the Period
                                                     For the             For the              For the    September 21, 1995+<F4>
                                                 Six Months Ended       Year Ended           Year Ended          through
                                                February 28, 1999    August 31, 1998      August 31, 1997    August 31, 1996
                                                -----------------    ----------------     ---------------    ----------------
                                                   (Unaudited)
NET ASSET VALUE - BEGINNING OF PERIOD                $10.88              $14.79              $11.21               $10.00
                                                     ------              ------              ------               ------
INVESTMENT OPERATIONS:
   Net investment loss                                (0.03)1<F7>         (0.06)1<F7>         (0.05)               (0.07)
   Net realized and unrealized
     gain (loss) on investments                        3.84               (0.95)               4.66                 1.29
                                                     ------              ------              ------               ------
        Total from investment operations               3.81               (1.01)               4.61                 1.22
                                                     ------              ------              ------               ------
DISTRIBUTIONS FROM NET REALIZED GAIN
  ON INVESTMENTS                                      (0.65)              (2.90)              (1.03)               (0.01)
                                                     ------              ------              ------               ------

NET ASSET VALUE - END OF PERIOD                      $14.04              $10.88              $14.79               $11.21
                                                     ------              ------              ------               ------
                                                     ------              ------              ------               ------

TOTAL RETURN:++<F5>                                  35.32%             (9.33)%              43.61%               12.22%

Ratios (to average net assets)/Supplemental Data:
   Expenses2<F8>                                      2.37%*<F6>          2.25%               2.38%                2.43%*<F6>
   Net investment loss                               (0.51)%*<F6>       (0.39)%             (0.45)%              (0.68)%*<F6>
   Dividends on short positions                       0.01%*<F6>          0.00%                  --                   --
Portfolio turnover rate                             111.04%             187.44%             164.92%              139.77%*
Net assets at end of period (000 omitted)          $271,461            $204,323            $175,602             $109,005

+<F4>  Commencement of Operations.
++<F5> Total returns do not reflect any deferred sales charge. The total returns for the periods ending February 28, 1999 and August 31, 1996 have not been annualized.
*<F6>  Annualized.
1<F7> Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
2<F8> The expense ratio excludes dividends on short positions. The ratio including dividends on short positions for the period ended February 28, 1999 was 2.38%.

    The accompanying notes are an integral part of the financial statements.

THE OLSTEIN FINANCIAL ALERT FUND
Notes to Financial Statements (Unaudited)

1. DESCRIPTION OF THE FUND. The Olstein Financial Alert Fund (the "Fund") is the first series of The Olstein Funds (the "Trust"), a Delaware business trust organized on March 31, 1995. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company. The primary investment objective of the Fund is long-term capital appreciation with a secondary objective of income. The Fund commenced investment operations on September 21, 1995.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Fund:

   Security Valuation. The Fund's securities, except short-term investments with remaining maturities of 60 days or less, are valued at their market value as determined by their last sale price in the principal market in which these securities are normally traded. Lacking any sales, the security will be valued at the mean between the closing bid and ask price. Short-term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value, unless the Fund's Board of Trustees determines that this does not represent fair value. The value of all other securities is determined in good faith under the direction of the Board of Trustees.

   Federal Income Taxes. The Fund intends to continue to qualify for treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision has been provided.

   Distributions to Shareholders. Distributions of net investment income and net realized gains, if any, are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Distributions are declared annually in December.

   Deferred Organization Costs. Costs incurred by the Fund in connection with its organization, aggregating $125,396, have been deferred and are being amortized using the straight-line method over a five-year period beginning on the date that the Fund commenced operations. In the event that any of the initial shares of the Fund are redeemed during the amortization period by any holder thereof, the redemption proceeds will be reduced by any unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.
   Actual results could differ from those estimates.

   Other. Investment security transactions are accounted for on a trade date basis. The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Dividend income and dividends on short positions are recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Investment income includes $181,431 of interest earned on receivables from brokers for proceeds on securities sold short.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES. During the six months ended February 28, 1999, purchases and sales of investment securities (excluding securities sold short and short-term investments) aggregated as follows:

   Purchases                                      $209,265,292
   Sales                                           212,337,827

  The following balances for the Fund are as of February 28, 1999:

           Cost for     Net Tax Basis   Tax Basis Gross   Tax Basis Gross
        Federal Income    Unrealized       Unrealized        Unrealized
         Tax Purposes    Appreciation     Appreciation      Depreciation
        --------------   ------------    -------------     -------------
         $262,873,825     $9,959,628      $26,471,031      $(16,511,403)

  Short Sales. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account consisting of cash, U.S. Government securities or other liquid assets sufficient to collateralize the market value of its short positions. The Fund limits the value of short positions to 25% of the Fund's net assets. At February 28, 1999, the Fund had 3.9% of its net assets in short positions.

  Equity Contracts. The Board of Trustees authorized the Fund to enter into an equity swap contract with a major broker/dealer which allowed the Fund to receive from the counterparty any appreciation and dividends paid on a basket of securities and pay the counterparty LIBOR rate plus 75 basis points based on the notional amount of the contract as well as any depreciation on the respective basket of securities.

  The Fund realized a gain of $9,212,494 upon termination of the contract. This contract terminated on November 5, 1998.

4.INVESTMENT MANAGEMENT FEE AND OTHER AGREEMENTS.  The Fund employs Olstein &
  Associates, L.P. ("Olstein & Associates" or the "Investment Manager") as the investment manager. Pursuant to an investment management agreement with the Fund, the Investment Manager selects investments and supervises the assets of the Fund in accordance with the investment objective, policies and restrictions of the Fund, subject to the supervision and direction of the Board of Trustees. For its services, the Investment Manager is paid a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. For the six months ended February 28, 1999, the Fund incurred investment management fees of $1,247,737.

   Certain trustees and officers of the Trust are also officers of the Trust's Investment Manager. Such trustees and officers are paid no fees by the Trust for serving as trustees or officers of the Trust.

5.SERVICE AND DISTRIBUTION PLAN. Olstein & Associates (the "Distributor") has entered into a distribution and underwriting agreement with the Fund dated August 18, 1995, under which the Distributor acts as underwriter to engage in activities designed to assist the Fund in securing purchasers for its shares. The Fund has adopted a Shareholder Servicing and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"). Amounts paid under the 12b-l Plan may compensate the Distributor or others for the activities in the promotion and distribution of the Fund's shares and for shareholder servicing. The total amount which the Fund will pay under the 12b-1 Plan is 1.00% per annum of the Fund's average daily net assets. For the six months ended February 28, 1999, fees accrued by the Fund pursuant to the 12b-1 Plan were $1,247,549.

   During the six months ended February 28, 1999, the Fund paid total brokerage commissions of $398,195 to affiliated broker dealers in connection with purchases and sales of investment securities.

6.FUND SHARES. At February 28, 1999, there was an unlimited number of shares of beneficial interest, $0.001 par value, authorized. The following table summarizes the activity in shares of the Fund:

                                                          Six Months Ended                         Year Ended
                                                         February 28, 1999                      August 31, 1998
                                                         -----------------                      ---------------
                                                     Shares             Amount             Shares              Amount
                                                    --------            ------             ------              ------
   Shares sold                                      868,555         $11,543,396           6,685,402         $ 94,858,849
   Shares issued to shareholders in
     reinvestment of distributions                  881,266          11,755,899           2,833,901           35,338,744
   Shares redeemed                               (1,200,307)        (15,789,773)         (2,610,356)         (37,607,844)
                                                -----------        ------------          ----------         ------------
   Net increase                                     549,514        $  7,509,522           6,908,947         $ 92,589,749
                                                                    -----------                             ------------
                                                                    -----------                             ------------
   SHARES OUTSTANDING:
   Beginning of period                           18,783,713                              11,874,766
                                                 ----------                              ----------
   End of period                                 19,333,227                              18,783,713
                                                 ----------                              ----------
                                                 ----------                              ----------


                                    TRUSTEES
                                    --------
                          Robert A. Olstein, Chairman
                                Neil C. Klarfeld
                                 Fred W. Lange
                                   John Lohr
                               D. Michael Murray
                                Erik K. Olstein
                                Lawrence K. Wein

                               INVESTMENT MANAGER
                               ------------------
                           Olstein & Associates, L.P.
                             4 Manhattanville Road
                            Purchase, New York 10577

                                  DISTRIBUTOR
                                  -----------
                           Olstein & Associates, L.P.

                         ADMINISTRATOR, TRANSFER AGENT,
                            DIVIDEND PAYING AGENT &
                          SHAREHOLDER SERVICING AGENT
                          ---------------------------
                       Firstar Mutual Fund Services, LLC
                            615 East Michigan Street
                                  P.O. Box 701
                              Milwaukee, WI 53202

                                   CUSTODIAN
                                   ---------
                          Firstar Bank Milwaukee, N.A.
                           777 East Wisconsin Avenue
                              Milwaukee, WI 53202

                                 LEGAL COUNSEL
                                 -------------
                     Stradley, Ronon, Stevens & Young, LLP
                            2600 One Commerce Square
                          Philadelphia, PA 19103-7098

                              INDEPENDENT AUDITORS
                              --------------------
                               Ernst & Young LLP
                            111 East Kilbourn Avenue
                              Milwaukee, WI 53202

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus.

                          TOLL FREE TELEPHONE NUMBER:
                                 (800) 799-2113